Income Taxes (Components of The Deferred Tax Assets and Liabilities) (Detail) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Non-current deferred tax asset:
Oil and gas costs and long-lived assets	$ 0	$ 698,339
Derivative instruments	921,771	612,139
Net operating loss carry-forward	9,138,048	8,010,770
Valuation allowance	(9,319,900)	(9,321,248)
Net deferred tax asset	739,919	0
Non-current deferred tax liability:
Oil and gas costs and other Black Raven assets	(739,919)	0
Net deferred tax asset (liability)	$ 0	$ 0